UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )
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ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Name of Registrant as Specified in its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
SOLICITATION AND REVOCABILITY OF PROXIES
VOTING SECURITIES
VOTING PROCEDURES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS
PROPOSAL 1. ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
NOMINATING COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRINCIPAL ACCOUNTANT AUDIT FEES AND SERVICES
DEADLINES FOR SUBMITTING SHAREHOLDER PROPOSALS
ANNUAL REPORT TO SHAREHOLDERS
HOUSEHOLDING
OTHER MATTERS AT THE MEETING
ADDITIONAL INFORMATION
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, Colorado 81303
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON July 17, 2009
To Our Shareholders:
     The 2009 Annual Meeting of Shareholders of Rocky Mountain Chocolate Factory, Inc. will be held on Friday, July 17, 2009, at 10:00 a.m. (local time), at The Doubletree Hotel, 501 Camino Del Rio, Durango, Colorado 81301 for the following purposes:
1.	To elect six directors to serve until the fiscal 2010 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only holders of Common Stock of record at the close of business on June 8, 2009 will be entitled to notice of and to vote at the meeting or any adjournments thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on July 17, 2009.
This Proxy Statement and our Annual Report to Shareholders are available at:
www.edocumentview.com/RMCF
     Each shareholder, even though he or she now plans to attend the meeting, is requested to promptly mark, sign, date and return the enclosed Proxy in the envelope provided. Any shareholder present at the meeting may withdraw his or her Proxy and vote personally on each matter brought before the meeting.

By order of the Board of Directors

/S/ Virginia M. Perez
Virginia M. Perez
Secretary
Durango, Colorado
June 17, 2009

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
265 Turner Drive
Durango, Colorado 81303
PROXY STATEMENT
Annual Meeting of Shareholders — July 17, 2009
SOLICITATION AND REVOCABILITY OF PROXIES
     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Rocky Mountain Chocolate Factory, Inc. (the “Company”) for use only at the Annual Meeting of the Company’s shareholders to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
     Each shareholder, even though he or she now plans to attend the meeting, is requested to promptly mark, sign, date and return the enclosed Proxy in the envelope provided. Any shareholder present at the meeting may withdraw his or her Proxy and vote personally on each matter brought before the meeting.
     It is anticipated that the Proxy Statement, together with the Proxies and the Company’s 2009 Annual Report on Form 10-K, will first be mailed to the Company’s shareholders on or about June 17, 2009. A person giving the enclosed Proxy has the power to revoke it at any time before it is exercised by (1) delivering written notice of revocation to the Secretary of the Company (2) duly executing and delivering a Proxy for the Annual Meeting bearing a later date or (3) voting in person at the Annual Meeting.
     The Company will bear the cost of this solicitation of Proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of the Company’s Common Stock, par value $0.03 per share (the “Common Stock”). In addition, the Company’s officers, directors and other regular employees, without additional compensation, may solicit Proxies by mail, personal interview, telephone or telegraph.
VOTING SECURITIES
     The close of business on June 8, 2009 has been fixed as the record date for the determination of holders of record of the Common Stock entitled to notice of and to vote at the Annual Meeting. On the record date, approximately 5,992,858 shares of the Common Stock were outstanding and eligible to be voted at the Annual Meeting.
     For each share of Common Stock held on the record date, a shareholder is entitled to one vote on all matters to be voted on at the Annual Meeting, except the election of directors.
     Shareholders have cumulative voting rights in the election of directors, and there is no condition precedent to the exercise of those rights. Under cumulative voting, each shareholder is entitled to as many votes as shall equal the number of his or her shares multiplied by six, the number of directors to be elected, and he or she may cast all of those votes for a single nominee or divide them among any two or more nominees as he or she sees fit. It is the intention of the Proxy holders to exercise voting rights in order to elect the maximum number of nominees named below. An instruction on the Proxy to withhold authority to vote for any nominee will be deemed an authorization to vote cumulatively for the remaining nominees, unless otherwise indicated.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 17, 2009.
     The proxy statement and the Company’s annual report are available on the internet at www.edocumentview.com/RMCF
VOTING PROCEDURES
     The vote required for the election of directors is a plurality of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote thereon, provided a quorum is present. The vote required for the approval of any other item to be acted upon at the Annual Meeting is the affirmative vote of a majority of the shares entitled to vote on the matter and present or represented by proxy at the meeting, provided a quorum is present. A quorum is established by the presence or representation at the Annual Meeting of the holders of a majority of the Company’s voting shares. Brokers who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote such shares. However, brokers do not have authority to vote on “nonroutine” items without such instructions. Such “broker non-

votes” (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any nonroutine matter to be acted upon. For matters requiring the affirmative vote of a plurality of the shares of Common Stock present or represented at the Annual Meeting, such as Proposal 1, broker non-votes would have no effect on the outcome of the vote. For matters requiring the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote, broker non-votes would not be counted as among the shares entitled to vote with respect to such matters. Thus, the effect of any broker non-votes with respect to such matters would be to reduce the number of affirmative votes required to approve the proposals and the number of negative votes required to block such approval.
     Shareholders are not entitled to any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting, because, pursuant to Colorado law, the matters to be acted upon do not give rise to any such dissenters’ rights.
     Shareholders may vote their proxy on the internet at www.investorvote.com/rmcf.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
SHAREHOLDER MATTERS
     The following table sets forth information, as of May 29, 2009, with respect to the shares of Common Stock beneficially owned (i) by each person known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) by each director or nominee for election as a director and each executive officer named in the Summary Compensation Table and (iii) by all current directors and executive officers of the Company as a group. As of May 29, 2009, 5,992,858 shares of Common Stock were outstanding.
     The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.
     Common Stock not outstanding that is subject to options or conversion privileges is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or conversion privileges, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

	Amount and Nature
Name of Beneficial Owner	of Beneficial Ownership		Percent of Class
Franklin E. Crail*	693,642	(1)	11.57%
Donald W. Hodges	1,031,761	(6)	17.22%
First Dallas Holdings, Inc.	1,031,761	(6)	17.22%
Hodges Capital Management, Inc.	853,272	(6)	14.24%
Hodges Fund	600,000	(6)	10.01%
FMR LLC	555,774	(7)	9.27%
Clyde Wm. Engle* et al.	42,851	(5)	0.71%
Bryan J. Merryman*	133,407	(3)	2.21%
Edward L. Dudley	96,169	(3)	1.59%
Gerald A. Kien*	74,481	(2)	1.24%
Lee N. Mortenson*	15,054	(2)	0.25%
Jay B. Haws	70,105	(3)	1.16%
Gregory L. Pope	130,790	(3)	2.14%
Scott G. Capdevielle*	3,456		0.06%
All executive officers and directors as a group (12 persons)	1,335,908	(4)	21.17%

*	Director

(1)	Mr. Crail’s address is the same as the Company’s address. Of the 693,642 shares indicated as being beneficially owned by Mr. Crail, 10,134 shares are owned beneficially by members of Mr. Crail’s immediate family. Mr. Crail disclaims beneficial ownership of the shares owned by his family members.

(2)	Includes shares that these directors have the right to acquire within 60 days through the exercise of options, or upon settlement of restricted stock units granted pursuant to the Company’s 2000 Nonqualified Stock Option Plan for Non-employee Directors (“Director’s Plan”) as follows: Mr. Mortenson’s 9,702 shares and Mr. Kien’s 9,702 shares.

(3)	Includes shares that these named executive officers have the right to acquire within 60 days through the exercise of options granted pursuant to the Company’s 1995 Stock Option Plan, the Company’s 2004 Stock Option Plan and the Company’s 2007 Equity Incentive Plan as follows: Mr. Dudley, 56,700 shares; Mr. Merryman, 52,655 shares; Mr. Haws, 37,765 shares; and Mr. Pope, 108,850 shares.

(4)	Includes 285,076 shares that named executive officers and directors as a group have the right to acquire within 60 days through the exercise of options, or settlement of restricted stock units granted pursuant to the Company’s 1995 Stock Option Plan, Director’s Plan; 2004 Stock Option Plan and the Company’s 2007 Equity Incentive Plan.

(5)	The following information was calculated by the Company for Mr. Engle based upon publicly available Form 4 filings and record keeping for the Company’s 2000 Director’s Plan. Of the 42,851 shares indicated as being beneficially owned by Mr. Engle, 31,149 shares are owned by members of Mr. Engle’s immediate family and 9,702 are shares that Mr. Engle has the right to acquire within 60 days through the exercise of options granted pursuant to the Company’s Director’s Plan. Mr. Engle disclaims ownership of the shares owned by his family members.

(6)	Based solely on the information contained in a filing on Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2009. Hodges Capital Management, Inc. reported beneficial ownership of 963,774 shares, which would be 16.08% of the class for purposes of this table, in a filing on Form 13F-HR, “Quarterly report filed by institutional managers, Holdings,” filed with the SEC for the calendar quarter ended March 31, 2009. The address of Hodges Capital Management, Inc. is 2905 Maple Ave., Dallas, Texas 75201.

(7)	Based solely on the information contained in a filing on Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009. FMR LLC reported beneficial ownership of 597,774 shares, which would be 9.98% of the class for purposes of this table, in a filing on Form 13F-HR, “Quarterly report filed by institutional managers, Holdings,” filed with the SEC for the calendar quarter ended March 31, 2008. The address of FMR LLC, Inc. is 82 Devonshire Street, Boston, MA 02109.
PROPOSAL 1. ELECTION OF DIRECTORS
Nominees
     The Company’s Bylaws provide for no fewer than three or more than nine directors. The Board has previously fixed the current number of directors at six. Directors are elected for one year. Six directors will be elected at the Annual Meeting. All of the nominees are currently directors of the Company.
     Proxies will be voted, unless authority to vote is withheld by the shareholder, FOR the election of Messrs. Crail, Merryman, Kien, Mortenson, Engle and Capdevielle to serve until the 2010 Annual Meeting of Shareholders and until the election and qualification of their respective successors. If any such nominee shall be unable or shall fail to accept nomination or election by virtue of an unexpected occurrence, Proxies may be voted for such other person or persons as shall be determined by the Proxy holders in their discretion. Shareholders may not vote for more than six persons for election as directors at the Annual Meeting.
Set forth below is certain information concerning each nominee for election as a director:

Name	Positions With Company	Age	Director Since
Franklin E. Crail	Chairman of the Board, Chief Executive Officer and President	67	1982
Bryan J. Merryman	Chief Operating Officer, Chief Financial Officer, Treasurer and Director	48	1999
Gerald A. Kien	Director	77	1995
Lee N. Mortenson	Director	73	1987
Clyde Wm. Engle	Director	66	2000
Scott G. Capdevielle	Director	43	2009

     Franklin E. Crail. Mr. Crail co-founded the first Rocky Mountain Chocolate Factory store in May 1981. Since the incorporation of the Company in November 1982, he has served as its President and a director, and, from September 1981 to January 2000 as its Treasurer. He was elected Chairman of the Board in March 1986. Prior to founding the Company, Mr. Crail was cofounder and President of CNI Data Processing, Inc., a software firm which developed automated billing systems for the cable television industry.
     Bryan J. Merryman. Mr. Merryman joined the Company in December 1997 as Chief Financial Officer and Vice President — Finance. Since April 1999, Mr. Merryman has also served the Company as the Chief Operating Officer, as a director, and since January 2000 as the Company’s Treasurer. Prior to joining the Company, Mr. Merryman was a principal in Knightsbridge Holdings, Inc. (a leveraged buyout firm) from January 1997 to December 1997. Mr. Merryman also served as Chief Financial Officer of Super Shops, Inc., a retailer and manufacturer of aftermarket auto parts from July 1996 to November 1997 and was employed for more than eleven years by Deloitte and Touche LLP, most recently as a Senior Manager.
     Gerald A. Kien. Mr. Kien became a director in August 1995. He retired in 1995 from his positions as President and Chief Executive Officer of Remote Sensing Technologies, Inc., a subsidiary of Envirotest Systems, Inc., a company engaged in the development of instrumentation for vehicle emissions testing located in Tucson, Arizona. Mr. Kien has served as a director and as Chairman of the Executive Committee of Sun Electric Corporation since 1980 and as Chairman, President and Chief Executive Officer of Sun Electric until retirement in 1993.
     Lee N. Mortenson. Mr. Mortenson has served on the Board of Directors of the Company since 1987. Mr. Mortenson has been engaged in consulting and investment activities since July 2000 and was a Managing Director of Kensington Partners, LLC (a private investment firm) from June 2001 to April 2006. Mr. Mortenson has been President and Chief Executive Officer of Newell Resources LLC since 2002 providing management consulting and investment services. Mr. Mortenson served as President, Chief Operating Officer and a director of Telco Capital Corporation of Chicago, Illinois from January 1984 to February 2000. Telco Capital Corporation was principally engaged in the manufacturing and real estate businesses. He was President, Chief Operating Officer and a director of Sunstates Corporation from December 1990 to February 2000. Sunstates Corporation was a company primarily engaged in real estate development and manufacturing. Mr. Mortenson was a director of Alba-Waldensian, Inc. from 1984 to July 1999, and also served as its President and Chief Executive Officer from February 1997 to July 1999. Alba was principally engaged in the manufacturing of apparel and medical products.
     Clyde Wm. Engle. Mr. Engle has served as a director of the Company since January 2000. Mr. Engle is Chairman of the Board of Directors and Chief Executive Officer of Sunstates Corporation and Chairman of the Board of Directors, President and Chief Executive Officer of Lincolnwood Bancorp, Inc. (formerly known as GSC Enterprises, Inc.), a one-bank holding company, and Chairman of the Board and Chief Executive Officer of its subsidiary, Bank of Lincolnwood.
     Scott G. Capdevielle. Mr. Capdevielle was appointed a director in June 2009. Mr. Capdevielle founded and has served as President, Chief Executive Officer and a member of the Board of Directors of Syndicom, Inc. from 2000 to present. Prior to founding Syndicom, Mr. Capdevielle was Chief Executive Officer and founder of Untv, Inc. from 1999-2000, a California corporation pioneering user generated web video and distribution on the World Wide Web. From 1995-1999, Mr. Capdevielle founded and held the position of Chief Technical Officer and a member of the Board of Directors of Andromedia Corporation which developed and sold web analytics software to Fortune 1000 companies prior to its sale to Macromedia, Inc. Mr. Capdevielle has been engaged in the software industry since 1993 and has served on several advisory boards and Board of Directors of technology companies from 1994 to present. He is currently a partner in Incas, LLC, a seed stage investment company focused in the medical device industry.
Recommendation of the Board of Directors
     The Board of Directors unanimously recommends that the shareholders vote FOR the election of the six nominees named above.
Information Regarding Corporate Governance, the Board of Directors
and Executive Officers
     Nasdaq Rule 4350(c) requires that a majority of the Board of Directors must be comprised of “independent directors” as defined in Nasdaq Rule 4200. The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson, Clyde Wm. Engle, and Scott G. Capdevielle are each “independent directors” under Nasdaq Rule 4200.
     During the last fiscal year, the Company’s Board of Directors held six meetings. Each director attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors held and (ii) the total number of meetings held by all committees of the Board on which he served, during the period he was a director. The Company has no policy regarding directors attending the annual meeting. Mr. Crail and Mr. Merryman, the Company’s two employee-directors, attended last year’s annual meeting.
     No family relationships exist between any director or executive officer and any other director or executive officer of the Company.
     The Company has adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. In addition, in accordance with Nasdaq Rule 4350(n), the Company has adopted a Code of Conduct applicable to all officers, directors and employees of the Company. The text of the Code of Ethics and the Code of Conduct is posted on the Company’s website at www.rmcf.com.
Committees and Meetings
     The Board of Directors has a standing Nominating Committee, Compensation Committee and Audit Committee.
Audit Committee: 5 meetings in Fiscal 2009

Current Members:	Lee N. Mortenson* Gerald A. Kien* Scott G. Capdevielle*

Responsibilities:	•	Assists the full Board
	•	Oversight of the Company’s accounting and financial reporting principles and policies and internal controls and procedures
	•	Oversight of the Company’s financial statements and the independent audit thereof
	•	Selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and
	•	Evaluating the independence of the independent auditors.

*	The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle are all “independent directors” under applicable Nasdaq and SEC rules applicable to Audit Committee members.
     The Board of Directors has determined that Lee N. Mortenson is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and thus possesses “financial sophistication” as that term is defined by Nasdaq Rule 4350(d). The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is available under Corporate Governance on the Investor Relations page of the Company’s website at www.rmcf.com.
     If the nominees identified above are elected to serve as directors for fiscal 2010, the 2010 Audit Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.
Compensation Committee: 2 meetings in Fiscal 2009

Current Members:	Lee N. Mortenson* Gerald A. Kien* Scott G. Capdevielle*

Responsibilities:	•	Assists the full Board
	•	Approving remuneration arrangements for the Company’s executive officers.
	•	Approving and administering grants of equity compensation awards to the Company’s directors
	•	Approving and administering grants of equity compensation awards under the 2007 Equity Incentive Plan.

*	The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle were all “independent directors,” “outside directors” and “non-employee directors” under applicable Nasdaq and SEC rules. Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle are current directors and members of the Compensation Committee.

     The Compensation Committee has full authority delegated to it by the Board of Directors to determine compensation for the Company’s executive officers and directors. Under applicable corporate laws and regulations, the Compensation Committee may delegate its duties, but did not do so during fiscal year 2009 and does not intend to do so in the future. The Compensation Committee determines compensation for the Company’s executive officers based on recommendations from the Company’s Chief Executive Officer and Chief Financial Officer. The Chief Executive Officer is not present during voting or deliberation on his own compensation. The Compensation Committee has not historically used compensation consultants in connection with performance of its duties. The Compensation Committee does not have a written charter.
     If the nominees identified as current directors are elected to serve as directors for fiscal 2010, the 2010 Compensation Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.
Nominating Committee: 1 meeting in Fiscal 2009

Current Members:	Lee N. Mortenson* Gerald A. Kien* Scott G. Capdevielle*

Responsibilities:	•	Assists the full Board.
	•	Identifying individuals qualified to become members of the Board of Directors.
	•	Approving and recommending to the full Board director candidates.

*	The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle were all “independent directors” under applicable Nasdaq rules Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle are current directors and members of the Nominating Committee.
     The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee Charter is available under Corporate Governance on the Investor Relations page of the Company’s website at www.rmcf.com.
     If the nominees identified as current directors are elected to serve as directors for fiscal 2010, the 2010 Nominating Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.
Shareholder Communications with the Board of Directors
     The Board of Directors has adopted a Policy on Shareholder Communications with the Board of Directors in order to facilitate shareholder communications with the Board of Directors. Under the Policy, shareholders are encouraged to contact the Board of Directors or any individual director or group of directors in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303; Attn: Corporate Secretary, Shareholder Communication. A copy of the Policy on Shareholder Communications with the Board of Directors is posted on the Company’s website at www.rmcf.com.
AUDIT COMMITTEE REPORT
     Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be, or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent registered public accounting firm included in the report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”
     In this context, the Audit Committee has met and held discussions separately with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s audited financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.
     The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee discussed with the independent registered public accounting firm that firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.
     Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, and the Audit Committee’s review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended February 28, 2009 filed with the Securities and Exchange Commission.
     Submitted by the Audit Committee of the Company’s Board of Directors,
Lee N. Mortenson
Gerald A. Kien
Scott G. Capdevielle*

*	Scott G. Capdevielle was appointed as a director and a member of the Audit Committee in June 2009 and was not a member of the Board of Directors or a member of the Audit Committee at February 28, 2009.
NOMINATING COMMITTEE REPORT
     The Nominating Committee consists of four non-employee directors, Lee N. Mortenson, Gerald A. Kien, Clyde Wm. Engle, and Scott G. Capdevielle, each of whom has been determined to be “independent” as that term is defined in Nasdaq Rule 4200. The Nominating Committee operates under a written charter adopted by the Board of Directors.
     The purposes of the Nominating Committee are: (i) to assist the Board of Directors in identifying individuals qualified to become members of the Board of Directors; and (ii) to approve and recommend to the Board of Directors qualified director candidates.
     The Nominating Committee will consider director candidates recommended by shareholders when such recommendation is made in writing and (i) delivered pursuant to the Company’s Policy on Shareholder Communications with the Board of Directors; (ii) received by a date no later than the 120th calendar day before the anniversary of the mailing date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting; and (iii) signed by one or more shareholders that beneficially owned 5% or more of the Company’s voting Common Stock for at least one year as of the date the recommendation is made.
     In determining whether an individual is qualified to serve on the Company’s Board of Directors, whether recommended by the by the Nominating Committee or by the shareholders, the Nominating Committee considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience and willingness to serve on the Board of Directors.
     Each nominee for director identified above is a director standing for re-election.
     Submitted by the Nominating Committee of the Company’s Board of Directors,
Lee N. Mortenson
Gerald A. Kien
Scott G. Capdevielle*

*	Scott G. Capdevielle was appointed as a director and a member of the Audit Committee in June 2009 and was not a member of the Board of Directors or a member of the Nominating Committee at February 28, 2009.

COMPENSATION COMMITTEE REPORT
     The Compensation Committee is responsible for administering the compensation program for executive officers of the Company and making all related decisions. In fulfilling its responsibilities, the Compensation Committee reviewed and discussed with management the Company’s Compensation Disclosure and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Company’s Compensation Disclosure and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2009 and this Proxy Statement.
Submitted by the Compensation Committee of the Company’s Board of Directors:
Lee N. Mortenson
Gerald A. Kien
Scott G. Capdevielle*

*	Scott G. Capdevielle was appointed as a director and a member of the Audit Committee in June 2009 and was not a member of the Board of Directors or a member of the Compensation Committee at February 28, 2009.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Objectives of Our Compensation Programs
     The goals of the Company’s compensation program for its named executive officers are to ensure that a strong relationship exists between executive compensation and the creation of shareholder value, and that executive officers are strongly motivated and retained. The Company seeks to create a direct relationship between the level of total executive officer compensation and the Company’s success in meeting its annual performance goals as represented by its annual business plan. The Company also seeks to reward equitably the relative contribution and job performance of individual executive officers.
     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As the Company’s management team meets or exceeds the performance goals approved by the Compensation Committee, which focus on aggressive growth on a year-over-year basis, resulting in increased value to shareholders, the executives are rewarded commensurately. The Company believes that given the strong link between pay and performance, the amount of compensation for its executive officers is inherently limited by their ability to grow the Company because of the type and size of the Company’s business and its profitability. The Committee believes that compensation levels during fiscal 2009 adequately reflect the Company’s compensation goals and policies.
How We Set Compensation
     The Company sets compensation for its named executive officers as a team based on the overall performance of the Company according to its business plan. The Board typically meets in December of each year to establish the Company’s business plan for the following fiscal year. The Compensation Committee typically meets again following fiscal year-end when the results are completed to approve payment of bonuses and/or salary increases based on the prior fiscal year’s performance and to approve compensation for the current fiscal year. Mr. Crail, the Company’s Chairman of the Board and President, and Mr. Merryman, the Company’s Chief Operating Officer and Chief Financial Officer, generally make recommendations to the Compensation Committee regarding both payout amounts for the prior fiscal year and compensation amounts for the current fiscal year for all the named executive officers, including themselves.
     The Compensation Committee has complete discretion to pay compensation even if performance does not meet established performance goals or to otherwise reduce or increase the size of any award or payout, including a decrease to zero, and may also do so based on performance other than the established performance goals. The Compensation Committee has complete discretion to recognize individual performance.
     The Company has no policy on adjusting or recovering awards or payments if the Company restates or otherwise adjusts the relevant company performance measures in a manner that would reduce the size of an award or payment.
     At the beginning of fiscal year 2010 the Compensation Committee and Mr. Crail determined that Mr. Crail’s base compensation would not be increased at the beginning of the year

     For more information about the Compensation Committee, see disclosure under “Election of Directors.”
Elements of Compensation
     The principal elements of the compensation program for the Company’s named executive officers are base salary, performance-based annual bonuses and long-term incentive compensation in the form of equity compensation granted under the 2007 Equity Incentive Plan (the “2007 Plan”).
     Base Salary and Benefits. The Company pays base salary primarily to provide a base level of income to the named executive offers and to encourage their continued service to the Company. Annual salaries for the Company’s executive officers are generally reviewed annually and the Compensation Committee evaluates potential base salary increases based on a number of objective and subjective factors. Salary decisions are based primarily on the Compensation Committee’s subjective analysis of the factors contributing to the Company’s success and of the executive’s individual contributions to that success. In addition, in the event that the Company hired a new key executive at a higher base salary, the Compensation Committee would evaluate the base salaries of the other executives and consider adjusting them for parity.
     For fiscal year 2009 the Compensation Committee did not approve a salary increase for any named executive officers. As discussed below, the Compensation Committee evaluated and approved the award of a time-based grant of restricted stock units. Historically the Compensation Committee has approved a base salary increase to be paid retroactively based upon a net income performance goal. During Fiscal 2009 the Compensation Committee approved the grant of restricted stock units, which vest annually, as an alternative to an increase to base salary benefits.
     Our named executive officers generally receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees. Other elements of compensation for the Company’s named executive officers are participation in company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. The named executive officers also receive matching contributions by the Company under the Company’s 401(k) plan at a rate of 25% of 6% of base salary, which is the same benefit available to all salaried employees.
     Performance-Based Annual Incentive Bonuses. Cash bonuses based on the Company’s performance are awarded to the executive officers under an incentive compensation plan. Under the plan that served as the basis for bonuses paid for fiscal year 2009, executive officers received awards pursuant to which they could earn a bonus calculated as a percentage of their base pay based on the Company’s achievement of targeted levels of fiscal year 2009 net income of $4,671,000, including the effect of the bonus accrual. Additional bonuses may be awarded at the discretion of the Compensation Committee in recognition of special accomplishments. Whether the executive officers’ total pay is comparable to the compensation of executives with similar responsibilities at comparable companies may vary from year to year depending upon the Company’s performance.
     For fiscal year 2009, the named executive officers would be eligible to earn a portion of their target bonus award if the Company achieved net income, net of the applicable bonus amount accrual, at or above threshold level. The incentive compensation bonus award target amounts are set forth below as a percentage of each named executive officer’s fiscal year 2009 annual salary. For fiscal year 2009, the Compensation Committee established a threshold level performance at 75% of the target level, at which point the named executive officers would receive 50% of their target bonus amounts. If the Company achieved net income for fiscal year 2009 below this threshold level, the named executive officers would receive zero bonus. For performance between the threshold and target levels, or above the target level, the executive officers would be entitled to a bonus payment calculated based on the ratio between actual performance and the target performance.
     For fiscal year 2009 the Company failed to achieve net income at the targeted level of performance. In light of this result, Mr. Crail and Mr. Merryman recommended to the Compensation Committee that the named executive officers receive no bonus payment for fiscal year 2009 in the interest of the Company and its shareholders. The Compensation Committee approved the recommendation and no level of performance based compensation was paid, as set forth in the table below. Factoring in the effect of no bonus payments, the Company achieved net income for fiscal year 2009 at 77% of the targeted level.

	Fiscal Year 2009
	Annual Incentive
	Target Bonus	Actual Bonus Paid
	Amount as a	for Fiscal Year 2009
	Percentage of	as a Percentage
	Annual Base	of Target Bonus	Fiscal Year 2009
Name of Executive Officer	Salary	Amount	Base Salary
Franklin E. Crail, Chairman of the Board, Chief Executive Officer and President	50%	-0-	$264,000

Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer and Director	45%	-0-	$230,000

Gregory L. Pope Sr. Vice President — Franchise Support and Development	40%	-0-	$169,000

Edward L. Dudley, Sr. Vice President — Sales and Marketing	40%	-0-	$173,000

Jay B. Haws Vice President — Creative Services	25%	-0-	$158,000
     Long-Term Incentive Compensation. Awards of stock options and other forms of stock-based compensation strengthen the ability of the Company to attract, motivate and retain executives of superior capability and more closely align the interests of management with those of its shareholders. The Compensation Committee considers on an annual basis the grant of stock-based compensation to executive officers and key managers under the 2007 Plan. The number granted is generally based upon the position held by a participant and the Compensation Committee’s subjective evaluation of such participant’s contribution to the Company’s future growth and profitability. The grant of stock awards, is an annual determination, but the Compensation Committee may consider the size of past awards and the total amounts outstanding in making such a determination. Stock options are granted with an exercise price equal to or greater than the current market price of the Company’s stock and will have value only if the Company’s stock price increases, resulting in a commensurate benefit for the Company’s shareholders.
     During fiscal 2009 the Company granted 119,600 shares of restricted stock units to Company executives. This grant was made from the 2007 Equity Incentive Plan (“2007 Plan”) and vest 20% annually on the anniversary of the grant. The primary factors the Compensation Committee considered when determining the number of shares to grant to each executive, included: executives role in the Company, ability to contribute to future performance and the base salary of the executive. As discussed under “Base Salary”, the Compensation Committee did not approve an increase to base salary for named executives and this was additionally considered when awarding restricted stock units.
     No stock option compensation was awarded to executive officers or others in fiscal 2009. The Company terminated use of stock options upon its adoption of Statement of Financial Accounting Standards No. 123 (revised 2004) in fiscal year 2006 because it believed that the expense associated with stock options outweighs their incentive value. To create a long-term incentive in lieu of additional stock option grants the Compensation Committee granted stock options before the Company adopted FAS 123R that were fully vested at grant, but with an exercise prices significantly in excess of the then-current per share price of the Company’s stock (e.g., at 20%, 40%, etc. over the then-current stock price) so that the stock options would only have value recognizable by the option holders as the Company’s stock price increases over time to exceed these exercise prices. In making these awards, the Compensation Committee looked primarily at the number of shares for each executive and the potential dilutive effect on the Company, rather than at the potential value of those shares. Options presently held by current executive officers and directors under the Company’s option plans cover a total of 316,081 shares, and all of these options are vested and exercisable. The Company accelerated vesting on all outstanding stock options in advance of adopting FAS 123R.

Change-in-Control Severance Payments
The Company entered into employment agreements with certain executives of the Company which contain, among other things, change in control severance provisions, at a time when the Company was facing a potentially hostile takeover attempt to protect interests of the executive team and keep them focused on the Company’s business. These potential payments are discussed further below.
Summary Compensation Table for Fiscal Year 2009
     The following table sets forth certain information with respect to annual compensation for the years indicated for the Company’s Chief Executive Officer, Chief Financial Officer and each of the three other most highly compensated executive officers of the Company who met the minimum compensation threshold of $100,000 for inclusion in the table during the fiscal year ended February 28, 2009.

					Non-Equity
				Stock	Incentive Plan	All Other
Name and Principal	Fiscal	Salary	Bonus	Awards	Compensation	Compensation		Total
Position	Year	($)	($)	($) (2)	($)	($)		($)
Franklin E. Crail, Chairman of the Board, Chief Executive Officer and President	2009	$264,000	-0-	-0-	-0-	$16,346	(1)	$280,346
	2008	$264,000	-0-	-0-	-0-	$14,471	(1)	$278,471
	2007	$264,000	-0-	-0-	-0-	$13,454	(1)	$277,454

Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer and Director	2009	$230,000	-0-	$29,587	-0-	-0-		$259,587
	2008	$230,000	-0-	-0-	-0-	-0-		$230,000
	2007	$230,000	-0-	-0-	$80,000	-0-		$310,000

Edward L. Dudley, Sr. Vice President — Sales and Marketing	2009	$173,000	-0-	$22,218	-0-	-0-		$195,218
	2008	$173,000	-0-	-0-	-0-	-0-		$173,000
	2007	$173,000	$5,250	-0-	$46,750	-0-		$225,000

Gregory L. Pope Sr. Vice President — Franchise Support and Development	2009	$169,000	-0-	$21,660	-0-	-0-		$190,660
	2008	$169,000	-0-	-0-	-0-	-0-		$169,000
	2007	$169,000	-0-	-0-	$52,000	-0-		$221,000

Jay B. Haws Vice President — Creative Services	2009	$158,000	-0-	$20,320	-0-	-0-		$178,320
	2008	$158,000	-0-	-0-	-0-	-0-		$158,000
	2007	$158,000	-0-	-0-	$30,000	-0-		$188,000

(1)	Consists of $16,396, $14,471 and $13,454 for life insurance premiums paid by the Company for the fiscal years ending 2009, 2008 and 2007, respectively.

(2)	The value of the restricted stock units included in the Summary Compensation Table includes time based awards and is based on the compensation costs for financial reporting purposes for the Fiscal year in accordance with SFAS 123R.

Grants of Plan-Based Awards Table for Fiscal Year 2009
The following table provides information regarding grants of plan-based awards for each of the Company’s named executive officers for the fiscal year ended February 28, 2009.

					All Other
					Stock
					Awards:	Grant Date
					Number of	Fair Value of
	Estimated Possible Payouts Under				Shares of	Stock and
	Non Equity Incentive Plan Awards				Stock or	Option
	Type of	Threshold	Target	Maximum	Units	Awards
Name	Award	($)	($)	($)	(#)	($)
Franklin E. Crail	(1)	$66,000	$132,000	N/A	—	$—
	(2)	$—	$—	N/A	—	$—

Bryan J. Merryman	(1)	$52,000	$104,000	N/A	—	$—
	(2)	$—	$—	N/A	26,500	$238,235

Edward L. Dudley	(1)	$34,500	$69,000	N/A	—	$—
	(2)	$—	$—	N/A	19,900	$178,901

Gregory L. Pope	(1)	$34,000	$68,000	N/A	—	$—
	(2)	$—	$—	N/A	19,400	$174,406

Jay B. Haws	(1)	$20,000	$40,000	N/A	—	$—
	(2)	$—	$—	N/A	18,200	$163,618

(1)	Annual Incentive Bonus

(2)	Restricted Stock Unit grant made on July 18, 2008 under the 2007 Equity Incentive Plan
Outstanding Equity Awards at 2009 Fiscal Year-End Table
The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by each of the Company’s named executive officers at 2009 fiscal year-end.

Stock Awards
						Number	Market
		Option Awards				of Shares	Value of
		Number of	Number of			or Units	Shares or
		Securities	Securities			of Stock	Units of
		Underlying	Underlying	Option		That	Stock
		Unexercised	Unexercised	Exercise	Option	Have Not	That Have
	Grant	Options (#)	Options (#)	Price	Expiration	Vested	Not
Name	Date	Exercisable	Unexercisable	($)	Date	(#)	Vested ($)
Franklin E. Crail Chairman of the Board, Chief Executive Officer and President		—	—	—	—	—	—

							Stock Awards
							Number	Market
		Option Awards					of Shares	Value of
		Number of	Number of				or Units	Shares or
		Securities	Securities				of Stock	Units of
		Underlying	Underlying	Option			That	Stock
		Unexercised	Unexercised	Exercise	Option		Have Not	That Have
	Grant	Options (#)	Options (#)	Price	Expiration		Vested	Not
Name	Date	Exercisable	Unexercisable	($)	Date		(#)	Vested ($)
Bryan J. Merryman Chief Operating Officer, Chief Financial Officer and Director 2004 Plan	6/18/2004	35,280	—	$7.41	6/18/2014		—	—
2004 Plan	2/21/2006	2,415	—	$15.09	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$16.46	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$17.83	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$19.20	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$20.57	2/21/2016		—	—
2007 Plan	7/18/2008	—	—	—	—	(1)	26,500	$152,905

Edward L. Dudley Sr. Vice President — Sales and Marketing 1995 Plan	3/1/2001	6,468	—	$1.53	3/1/2011		—	—
1995 Plan	3/1/2002	12,127	—	$3.75	3/1/2012		—	—
2004 Plan	6/18/2004	22,050	—	$7.41	6/18/2014		—	—
2004 Plan	2/21/2006	2,415	—	$15.09	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$16.46	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$17.83	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$19.20	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$20.57	2/21/2016		—	—
2007 Plan	7/18/2008	—	—	—	—	(2)	19,900	$114,823

Gregory L. Pope Sr. Vice President — Franchise Development 1995 Plan	6/18/2001	6,379	—	$3.02	6/18/2011		—	—
1995 Plan	5/23/2003	18,191	—	$3.30	5/23/2013		—	—
1995 Plan	3/1/2002	24,255	—	$3.75	3/1/2012		—	—
2004 Plan	6/18/2004	44,100	—	$7.41	6/18/2014		—	—
2004 Plan	2/21/2006	2,415	—	$15.09	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$16.46	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$17.83	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$19.20	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$20.57	2/21/2016		—	—
2007 Plan	7/18/2008	—	—	—	—	(3)	19,400	$111,938

Jay B. Haws Vice President — Creative Services 2004 Plan	6/18/2004	22,050	—	$7.41	6/18/2014		—	—
2004 Plan	2/21/2006	2,415	—	$15.09	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$16.46	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$17.83	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$19.20	2/21/2016		—	—
2004 Plan	2/21/2006	2,415	—	$20.57	2/21/2016		—	—
2007 Plan	7/18/2008	—	—	—	—	(4)	18,200	$105,014

(1)	On July 18, 2008 the Company granted Mr. Merryman 26,500 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(2)	On July 18, 2008 the Company granted Mr. Dudley 19,900 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(3)	On July 18, 2008 the Company granted Mr. Pope 19,400 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.

(4)	On July 18, 2008 the Company granted Mr. Haws 18,200 restricted stock units that will vest with respect to one-fifth on the first anniversary of the grant date and each anniversary thereafter.
Potential Payments on Termination or Change in Control
     We have arrangements with each of our named executive officers providing for post-employment payments under certain conditions, as described below.
     Employment Agreements. The Company has entered into employment agreements with certain executives of the Company which contain, among other things, “change in control” severance provisions. Specifically, the Company has entered into employment agreements with Franklin E. Crail, Edward L. Dudley, Jay B. Haws and Bryan J. Merryman. The employment agreements generally provide that, if the Company terminates the executive’s employment under circumstances constituting a “triggering termination,” the executive will be entitled to receive, among other benefits, 2.99 times the sum of (i) the executive’s annual salary and (ii) the lesser of (a) two times the bonus that would be payable to the executive for the bonus period in which the change in control occurred and (b) 25% of the executive’s annual salary. The executive will also receive an additional payment of $16,200, which represents the estimated cost to the executive of obtaining accident, health, dental, disability and life insurance coverage for the 18-month period following the expiration of COBRA coverage.
     A “change in control,” as used in these employment agreements, generally means a change in the control of the Company following (1) a person acquiring direct or indirect beneficial ownership of 20% or more of the Company’s then outstanding voting securities, without the prior approval of two-thirds of the Board of Directors, (2) a merger or other consolidation transaction in which the Company’s Board of Directors prior to the transaction constitutes less than a majority of the Company’s Board of Directors after the transaction or (3) the members of the Company’s Board of Directors during any consecutive two-year period ceasing to be the majority of the Board of Directors at the conclusion of that period. A “triggering termination” generally occurs when an executive is terminated during a specified period preceding a change in control of the Company, or if the executive or the Company terminates the executive’s employment under circumstances constituting a triggering termination during a specified period after a change in control. A triggering termination also includes a voluntary termination by the executive within five business days before an anticipated change in control with the concurrence of two concurring persons (either the Chairman of the Board of Directors or a member of the Company’s Compensation Committee) that the change in control is likely to occur during such five-business day period. In such event, the executive must agree to continue to work on an at-will basis, without compensation, until the change in control occurs. If the change in control does not occur within ten business days, the executive must refund the severance payment to the Company.
     Assuming the applicable triggering event took place on February 28, 2009, the named executive officers would have been eligible for payments set forth in the following table. These payments are estimates. If a specific triggering event had actually occurred, the named executive officer would only receive the payments that applied to that specific triggering event. These payments would come from us if the triggering event occurred before a change in control and from the successor company if after a change in control.

	Change in Control	Payment for Insurance
	Severance Payment	Coverage
Name of Executive Officer	($)(1)	($)
Franklin E. Crail, Chairman of the Board, Chief Executive Officer and President	$986,700	$16,200

Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer and Director	$859,625	$16,200

Edward L. Dudley, Sr. Vice President — Sales and Marketing	$646,588	$16,200

Jay B. Haws Vice President — Creative Services	$590,525	$16,200

(1)	These amounts are based on 2.99 times 125% of each executive’s salary in place during fiscal year 2009.

DIRECTOR COMPENSATION
     Directors of the Company do not receive any compensation for serving on the Board. Compensation committee members are paid quarterly, $750 each for committee members and $1,500 for the committee chairman. Audit committee members are paid quarterly, $500 each for committee members and $1,500 for the committee chairman. Additionally, audit committee members receive $250 for each meeting held by phone and $500 for each meeting held in person. Also, an audit committee member attending all of the audit meetings for any fiscal year will receive a $1,000 bonus for that year. Directors who are not also officers or employees of the Company are entitled to receive stock awards under the 2007 Plan.
     Formerly, the 2000 Director’s Plan provided for automatic grants of nonqualified stock options to directors of the Company who are not also employees or officers of the Company. The 2000 Director’s Plan provided that, during the term of the 2000 Director’s Plan, options were granted automatically to new nonemployee directors upon their election. Each such option permitted the nonemployee director to purchase 32,340 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant of the option. Each year following adoption of the 2000 Director’s Plan, on a date established by the Compensation Committee, during the term of the 2000 Director’s Plan, options to purchase 3,234 shares of Common Stock were granted automatically to each nonemployee director, if any, who is serving the Company as a director on such date. On August 17, 2007 shareholders approved the Company’s 2007 Equity Incentive Plan which replaced all outstanding equity plans, including the 2000 Director’s Plan. The 2007 Plan does not provide for automatic grants of nonqualified stock options to directors of the Company who are not also employees or officers of the Company. Each year following adoption of the 2007 Plan the Compensation Committee, in its administration of the Plan, will make a determination if any awards to nonemployee directors, including awards to nonemployee directors upon their election, are to be made. On March 6, 2009 the compensation committee approved the issuance of 1,000 shares of unrestricted stock to each nonemployee director.
Director Summary Compensation Table for Fiscal Year 2009
     The following table sets forth information regarding compensation of the Company’s nonemployee directors for fiscal year 2009, which consisted of cash compensation and stock option awards, including amounts associated with serving and/or chairing Board committees. Each of these components is described in more detail above.

	Fees Earned or	Stock
	Paid in Cash	Awards (1)	Total
Name	($)	($)	($)
Lee N. Mortenson	$14,250	$11,770	$26,020
Gerald A. Kien	$7,250	$11,770	$19,020
Clyde Wm. Engle	$2,000	—	$2,000
Scott G. Capdevielle	—	—	—
Fred M. Trainor	$2,500	$11,770	$14,270

(1)	These amounts represent the amount of expense we took in fiscal 2009 for stock awards granted to the indicated director in fiscal 2009. On May 19, 2008, each director was granted 1,000 shares with a grant date fair value of $11.77. As of February 28, 2009, the total number of outstanding options held by each director was as follows: Mr. Mortenson, 9,702 shares; Mr. Kien, 9,702 shares; Mr. Engle, 9,702 shares and Mr. Capdevielle 0 shares.
Compensation Committee Interlocks and Insider Participation
     During fiscal year 2009 the Compensation Committee of the Company’s Board of Directors consisted of Lee N. Mortenson and Gerald A. Kien. None of the foregoing persons is or has been an officer of the Company.
CERTAIN TRANSACTIONS
For information on director independence, see disclosure under “Election of Directors.”
Policies and Procedures for Approving Transactions with Related Persons
     The independent members of the Board of Directors have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board of Directors has not adopted a written policy or procedures governing its approval of transactions with related persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     The Company has no knowledge that any person who was a director, named executive officer or 10% or more shareholder (a “Reporting Person”) at any time during fiscal 2009 failed to file, or was late in filing, any Form 3, 4 or 5. In making these disclosures, the Company has relied solely on written representations of its Reporting Persons, including certain written representations from Reporting Persons, that Forms 5 were not required, and on the reports filed by such Reporting Persons with the Securities and Exchange Commission.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ehrhardt Keefe Steiner & Hottman (EKS&H) was the independent registered public accounting firm for the Company for the year ended February 28, 2009. It is expected that representatives of EKS&H will be present at the Annual Meeting to make any statement they desire and to respond to appropriate questions.
     Ehrhardt Keefe Steiner & Hottman has been appointed as independent registered public accounting firm for the Company for the fiscal year ending February 28, 2010. Shareholders are not being asked to ratify the appointment.
PRINCIPAL ACCOUNTANT AUDIT FEES AND SERVICES
     For the fiscal years ended February 29, 2008 and February 28, 2009, EKS&H, our independent registered public accounting firm, billed the approximate fees as follows:

	2009	2008
Audit fees	$152,572	$149,252
Audit-related fees(1)	$20,096	$17,313
Tax fees(2)	$29,825	$23,000
All other fees(3)	$0	$0

(1)	Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company’s financial statements, and accounting consultations about the application of GAAP to proposed transactions. These services support the evaluation of the effectiveness of internal controls.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

(3)	No fees of this category were incurred.
     The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services to be provided by the independent auditor. Such policy requires that all audit and permissible non-audit services to be provided by the independent auditor must be submitted to the Audit Committee for approval at a meeting of the Audit Committee or by unanimous written consent of the Audit Committee in lieu of a meeting. The Audit Committee has determined that the provision of the services listed above is compatible with maintaining the principal accountant’s independence, and has approved the same.
DEADLINES FOR SUBMITTING SHAREHOLDER PROPOSALS
     Any shareholder of the Company wishing to have a proposal considered for inclusion in the Company’s 2010 proxy solicitation materials must submit the proposal to the Company at the address below on or before February 18, 2010. Any shareholder of the Company wishing to have a proposal brought before the meeting, but not considered for inclusion in the company’s 2010 proxy solicitation materials as described above, must submit the proposal to the Company at the address below on or before May 3, 2010, and the proxy holders will have discretionary authority granted by the proxies to vote on these proposals. All shareholder proposals must comply with the procedures outlined in the Company’s Bylaws and in SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals must be submitted in writing to the Secretary of the Company at the principal executive offices of the Company at 265 Turner Drive, Durango, Colorado 81303. A copy of the

Company’s Bylaws is available under Corporate Governance on the Investor Relations page of the Company’s website at www.rmcf.com.
ANNUAL REPORT TO SHAREHOLDERS
     The Company’s 2009 Annual Report to Shareholders, which consists of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2009, is being mailed to shareholders with this Proxy Statement. Shareholders may request to receive an additional copy of the Company’s Annual Report at no charge by writing to the Secretary of the Company at the principal executive offices of the Company at 265 Turner Drive, Durango, Colorado 81303.
HOUSEHOLDING
     Each shareholder of record will receive a separate set of voting materials. If you share an address with another shareholder and have received multiple copies of our proxy materials, you may request delivery of a single copy of these materials in writing to the Secretary of the Company at the principal executive offices of the Company at 265 Turner Drive, Durango, Colorado 81303. If you share an address with another shareholder and have previously requested to receive a single copy of our proxy materials, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement). If you wish to receive a separate set of proxy materials now or in the future, you may write to us at the above address to request a separate copy of these materials.
OTHER MATTERS AT THE MEETING
     As of the date of this Proxy Statement, management knows of no matters not described herein to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interest of the Company.
ADDITIONAL INFORMATION
We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Fiscal 2009 Form 10-K as filed with the SEC, including the financial statements and schedules thereto. In addition, such report is available, free of charge, through the investor relations section of our internet website at www.rmcf.com under the links “Investor Relations, Regulatory Filings”.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The SEC allows us to incorporate by reference in this Proxy Statement the information we file with it, which means that we can disclose important information to you by referring you to the documents we have filed with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement. We are incorporating by reference in this Proxy Statement the following documents filed by us: our Annual Report on Form 10-K for the fiscal year ended Feburary 28, 2009.
SHAREHOLDERS ARE URGED TO PROMPTLY MARK, DATE, SIGN AND RETURN
THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

By Order of the Board of Directors

/S/ Bryan J. Merryman Bryan J. Merryman
Chief Operating Officer/Chief Financial Officer
June 17, 2009

Proxy - Rocky Mountain Chocolate Factory, Inc.
Meeting Details
265 Turner Drive
Durango, Colorado 81303
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints FRANKLIN E. CRAIL and VIRGINIA M. PEREZ, and each of them, as the undersigned’s attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the “Company”) held of record by the undersigned on June 8, 2009, at the annual meeting of shareholders to be held on July 17, 2009 or any adjournment thereof.
Please mark boxes in black ink.
This proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT’S NOMINEES FOR ELECTION AS DIRECTORS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS OR HER DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
(Continued and to be voted on reverse side.)

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Rocky Mountain Chocolate Factory, Inc.

[ ]	Mark this box with an X if you have made changes to your name or address details below.
Use a black pen. Print in
CAPITAL letters inside the grey   A B C    1 2 3    X
areas as shown in this example.
Annual Meeting Proxy Card
1. Election of Directors
FOR all nominees listed below (except as marked to the contrary below)
WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name or write a zero (“0”) in the space following his name below. To exercise cumulative voting by casting two or more votes per share for any individual nominee(s), write the number of votes cast for the nominee in the space following his name. Each share of common stock is entitled to six votes, in the aggregate.)

	For Withhold	Number of Votes

01 - Franklin E. Crail	[ ]	[ ]

02 - Lee N. Mortenson	[ ]	[ ]

03 - Bryan J. Merryman	[ ]	[ ]

04 - Gerald A. Kien	[ ]	[ ]

05 - Clyde Wm. Engle	[ ]	[ ]

06 - Scott G. Capdevielle	[ ]	[ ]
2. Issues
Each of the above-named attorneys and proxies (or his or her substitute) is authorized to vote in his or her discretion upon such other business as may properly come before the meeting or any adjournment thereof.
4. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1	Signature 2	Date (dd/mm/yyyy)

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1 U P X

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